SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                    ----------------------------------------

                                   FORM 8 - K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported):  June 17th, 2003
 -------------------------------------------------------------------------------

                  CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                                  ON BEHALF OF
                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST
             (Exact name of registrant as specified in its charter)


                            UNITED STATES OF AMERICA
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                                   333-9486701
                            -------------------------
                            (Commission File Numbers)

                                   46-0358360
                            -------------------------
                      (IRS Employer Identification Number)



701 EAST 60TH STREET, NORTH
SIOUX FALLS, SOUTH DAKOTA                                        57117
------------------------------------------------              -------------
(Address of principal executive office)                        (Zip Code)


Registrants telephone number, including area code (605) 331-2626




Item 5.                           Other Events
                                  The monthly statements for the month of
                                  May 2003 were distributed to Noteholders on June 17, 2003.


Item 7 (C).                         Exhibits.

Exhibit No.                         Description

20.1     Series 2000-1 monthly statement for the month of May 2003.
20.2     Series 2000-2 monthly statement for the month of May 2003.




                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                                                AS SERVICER


                                         By:      /s/ Doug Morrison
                                                  -----------------------
                                                    Douglas Morrison
                                                    Chief Financial Officer


File:  May_03_8k-sec                                               CONFIDENTIAL
Servicer's Report                                                Date of Report:          6/20/2003
Interest Period: May 19, 2003 to June 16, 2003, pay on June 17, 2003.


Associates Credit Card Master Note Trust, Series 2000-1
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                                                    Transferor              Trust
                                                                     Interest               Totals
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Beginning Principal Receivables Balance                                                  5,135,567,599.77
Beginning Fin. Chrg. Receivables Balance                                                   180,053,624.01
Beginning Total Receivables Balance                                                      5,315,621,223.78

Beginning Special Funding Accnt Balance                                                      0.00
Beginning Spread Account Balance                                                             0.00
Beginning Reserve Account Balance                                                            0.00

Beginning Period Invested Amount                                 4,591,028,711.69

Ending Period Invested Amount                                    4,782,215,757.93
                                                 Class A             Class B               Class C              Total Series
Monthly Master Note Trust Activities     Note                          Note                  Note                   Note
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Initial Invested Amount = Prin Bal          760,000,000.00        102,500,000.00        137,500,000.00           1,000,000,000.00

Beginning Period Invested Amount                 0.00                  0.00             133,699,699.31         133,699,699.31
Principal Deposit to PFA                         0.00                  0.00                  0.00                   0.00
Principal Funding Acct (PFA) Bal                 0.00                  0.00                  0.00                   0.00

Note Principal Balance Increase                  0.00                  0.00                  0.00                            0.00
Note Principal Balance Decrease                  0.00                  0.00             133,699,699.31                       0.00

Reductions in Invested Amount this Period
(Other than by Principal Payments)               0.00                  0.00                  0.00                            0.00
Previous Reductions in Invested Amount
  Reimbursed this Period                         0.00                  0.00                  0.00                            0.00

Ending Special Funding Accnt Balance
Ending Spread Account Balance
Ending Reserve Account Balance

Ending Period Invested Amount                    0.00                  0.00                  0.00                   0.00

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Group I Information                                               Series 2000-1
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Beginning Invested Amount                                            133,699,699.31
Average Rate                                                                  2.07%
Allocable Finance Charge Collections                                   2,557,087.62
Allocable Principal Collections                                       77,756,219.09
Allocable Default Amount Due                                           1,384,299.01
Allocable Monthly Interest Due from Trust                                222,674.99
Monthly Interest on PFA Balance                                        1,026,318.76
Allocable Monthly Servicing Fees Due                                     222,832.83
Ending Invested Amount                                                         0.00

----------------------------------------
----------------------------------------
Payout Event Tests
----------------------------------------
----------------------------------------

Base Rate Trigger
3 Month Average Portfolio Yield                                       10.18%
3 Month Average Base Rate                                             3.89%
Spread                                                                6.30%
Trigger Pass Test: If Spread is >0, "Yes"                              Yes
Transferor's Interest Trigger
Required Transferor Interest                                                            354,269,930.56
Transferor Interest                                                                    4,782,215,757.93
Trigger Pass Test                                                                            Yes

           ASSOCIATES CREDIT CARD MASTER NOTE TRUST
             Series 2000-1

     Pursuant to the Master Indenture dated as of April 1, 2000 (as amended and supplemented, the "Master Indenture"), between Associates Credit Card Master Note Trust (the "Trust) and the Bank of New York, as indenture trustee (the Indenture Trustee), as supplemented by the Series 2000-1 Indenture Supplement, dated as of June 13, 2000 (the "Indenture Supplement"), between the Trust and the Indenture Trustee, Citibank (South Dakota), National Association("CBSD"), as Servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of April 1, 2000 (the "Transfer and Servicing Agreement") between Citibank (South Dakota), National Association, as Transferor & Servicer, and the Trust, is required to prepare certain information each month regarding current distributions to the Series 2000-1 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 17th, 2003 and with respect to the performance of the Trust during the month of May is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

Current Transaction Period:                                                           Amortization Period
Any Cash Flow Shortfalls this Period                                                          No
Any Cash Flow Shortfalls from Previous Period                                                 No
Payout Event this Period:                                                                     No
Group I Participants:                                                                   Series 2000-1

MASTER NOTE TRUST RECEIVABLES

YIELD AND BASE RATE --
                                                   May: (31 posting days)

                                                                              Yield        Defaults                 Total
Portfolio Yield (Current Month)                                              22.21%         12.02%                 10.19%
Portfolio Yield (Prior Month)                                                20.99%         12.17%                  8.82%
Portfolio Yield (Two Months Ago)                                             23.61%         12.07%                 11.54%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                                10.18%
                                                                                                            ----------------------
                                                                                                            ----------------------

                                                                    Servicing               Coupon                  Total
Base Rate (Current Month)                                             2.00%                 2.07%                   4.07%
Base Rate (Prior Month)                                               2.00%                 1.86%                   3.86%
Base Rate (Two Months Ago)                                            2.00%                 1.72%                   3.72%

THREE MONTH AVERAGE BASE RATE                                                                                       3.89%
                                                                                                            ----------------------
                                                                                                            ----------------------

Beginning Period Principal Receivables                                                 5,135,567,599.77
Beginning Period Finance Charge Receivables                                             180,053,624.01
Beginning Period Discounted Receivables                                                      0.00
Beginning Period Total Receivables                                                     5,315,621,223.78

Removed Principal Receivables                                                                0.00
Removed Finance Charge Receivables                                                           0.00
Removed Total Receivables                                                                    0.00
Discounted Receivables Generated this Period                                                 0.00
Additional Principal Receivables                                                             0.00
Additional Finance Charge Receivables                                                        0.00
Additional Total Receivables                                                                 0.00

Total Principal Collections this Period                                                 434,178,084.23
Total Defaulted Principal Receivables this Period                                       53,172,603.68
Total Receivables Adjustments this Period                                               16,311,102.76
Total Finance Charge Collections this Period                                            98,220,836.63
Total Discounted Receivables this Period                                                     0.00

Ending Period Principal Receivables                                                    5,060,999,007.93
Ending Period Finance Charge Receivables                                                170,625,839.53
Ending Period Discounted Receivables                                                         0.00
Ending Period Total Receivables                                                        5,231,624,847.46

DELINQUENCY INFORMATION
End of the Month Principal Delinquencies:
                                        31-60 Days Delinquent                           95,046,970.57
                                        61-90 Days Delinquent                           69,930,467.70
                                        91+ Days Delinquent                             149,636,880.14
                                                                                     ---------------------
                                                                                     ---------------------

                                        Total 31+ Days Delinquent                          314,614,318.41
                                                                                     ---------------------
                                                                                     ---------------------

ASSOCIATES CREDIT CARD MASTER NOTE TRUST
CASH FLOW ALLOCATIONS
SERIES 2000-1                                                           `

Floating Investor Percentage                    2.6034%        Floating Allocation Percentage                            14.5370%
Fixed Investor Percentage                       2.6034%        Series Allocation Percetage                               17.9088%
                                                               Principal Allocation Percentage                          100.0000%

FINANCE CHARGE ALLOCATIONS                                                                                          Total
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Finance Charge Collections                                                      98,220,836.63
                                                                                     ---------------------
                                                                                     ---------------------
Investor Percentage                                                                              0.026034
                                                                                     ---------------------
                                                                                     ---------------------
Investor Finance Charge Collections                                                          2,557,087.62            2,557,087.62
Excess Finance Charge Collections allocated to Series                                                0.00                    0.00
Available Finance Charge Collections                                                         2,557,087.62            2,557,087.62

CASH FLOW ALLOCATIONS

Class A Distributions
                                     (1)Class A Monthly Interest                                                             0.00
                                     (2)Class A Monthly Interest Previously Due                                              0.00
                                     (3)Class A Monthly Additional Interest                                                  0.00
                                     (4)Class A Monthly Additional Interest Previously Due                                   0.00
                                        Total Class A Monthly Interest                                                       0.00

Class B Distributions
                                     (5)Class B Monthly Interest                                                             0.00
                                     (6)Class B Monthly Interest Previously Due                                              0.00
                                     (7)Class B Monthly Additional Interest                                                  0.00
                                     (8)Class B Monthly Additional Interest Previously Due                                   0.00
                                        Total Class B Monthly Interest                                                       0.00

                                     (9)Total Monthly Servicing Fee for Series                                         222,832.83
                                    (10)Total Servicing Fee for Series Previously Due                                        0.00

                                    (11)Class A Prepayable Increase Amount Interest                                          0.00
                                    (12)Class B Prepayable Increase Amount Interest                                          0.00
                                    (13)Investor Default Amount                                                      1,384,299.01
                                    (14)Investor Charge-Offs                                                                 0.00
                                    (15)Reallocated Principal Collections Previously Due                                     0.00

Class C Distributions
                                    (16)Class C Monthly Interest                                                       222,674.99

                                    (21)Funds Required per Note Agreement under
                                          Sections 2.07, 2.08 & 2.09                                                         0.00
                                    (22)Funds Required per Note Agreement under
                                          Sections 2.04 (e) & 7.01                                                           0.00

Spread Account Distributions
                                    (23)Class C Spread Account Required Deposit                                              0.00

TOTAL EXCESS SPREAD ELIGIBLE FOR OTHER
                                        SERIES' ALLOCATIONS                                                            727,280.79

EXCESS SPREAD ALLOCATED TO OTHER SERIES'                                                                                     0.00

EXCESS SPREAD RELEASED TO TRANSFEROR                                                                                   727,280.79

PRINCIPAL ALLOCATIONS
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Principal Collections                                 434,178,084.23
Series Allocation Percentage                                         17.9088%
Principal Allocation Percentage                                     100.0000%
Investor Principal Collections - Series Level                     77,756,219.09
Total Investor Principal Collections - Series Level               77,756,219.09
                                                Class A              Class B               Class C                  Total
                                          ----------------------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------------------
Class Prin Percentages(A & B)                    0.00%                0.00%                100.00%                     100.00000%
Class Principal Collections                                    -                    -     77,756,219.09             77,756,219.09
Class Prin Bal at end of Rev Prd             760,000,000.00        102,500,000.00        137,500,000.00             1,000,000,000
Monthly Deposit / Cl C Paydown                                 -                    -     77,756,219.09             77,756,219.09
Shared Prin Collect for Oth Series                             -                    -                      -                    0
Prin Pmt for Class C from Oth Series                           -                    -     55,943,480.22             55,943,480.22
Net (User)/Provider of Prin Collect                            -                    -    (55,943,480.22)         (55,943,480.22)
Monthly Principal Payment to PFA                               -                    -    133,699,699.31            133,699,699.31
Bullet Prin Payment at Maturity                                -                    -                      -                 0.00
Total Distribution:  Int + Prin                                -                    -    133,922,374.30          133,922,374.30

ASSOCIATES CREDIT CARD MASTER NOTE TRUST

Group 1                                       Coupon Rate            Balance          Interest Payments
                                          -------------------- --------------------- ---------------------
                                          -------------------- --------------------- ---------------------
Series 2000-1, Class A                           1.44%                  $ -                   $ -      -                     -
Series 2000-1, Class B                           1.66%                  $ -                   $ -      -                     -
Series 2000-1, Class C                           2.07%           $ 133,699,699.31        $ 222,674.99                        9

                                             Series 2000-1
                                          ----------------------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------------------
                                                Class A              Class B               Class C                  Total
                                          -------------------- --------------------- ---------------------  ----------------------
                                          -------------------- --------------------- ---------------------  ----------------------
Prin Distr Reqd Amount @ Maturity                 $ -                   $ -     -      $ 133,699,699.31-         $ 133,699,699.31
Int Dist Reqd From Master Trust                   $ -                   $ -             $ 222,674.99               $ 222,674.99
PFA Int Shortfall Funded by CBSD                                                                                           $ -
PFA Int Funded by CP                                                                                                       $ -
Principal Deposit to PFA                          $ -                   $ -                  $ -                           $ -
Servicing Fee                                                                            $ 222,832.83                $ 222,832.83
                                          -------------------- --------------------- ---------------------  ----------------------
                                          -------------------- --------------------- ---------------------  ----------------------
Total                                             $ -                   $ -           $ 134,145,207.13       $ 134,145,207.13
                                          ==================== ===================== =====================  ======================
                                          ==================== ===================== =====================  ======================

Total Cpn Dist to Class A +B+C                    $ -                   $ -             $ 222,674.99           $ 222,674.99
Total Cpn Dist to Class A + B                                                                                        $ -

File:  May_03_8k-sec                                            CONFIDENTIAL
Servicer's Report                                               Date of Report:            6/20/2003
Interest Period: May 19, 2003 to June 16, 2003, pay on June 17, 2003.


Associates Credit Card Master Note Trust, Series 2000-2
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                                                                     Transferor              Trust
                                                                      Interest               Totals
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Beginning Principal Receivables Balance                                                 5,135,567,599.77
Beginning Fin. Chrg. Receivables Balance                                                 180,053,624.01
Beginning Total Receivables Balance                                                     5,315,621,223.78

Beginning Special Funding Accnt Balance                                                       0.00
Beginning Spread Account Balance                                                              0.00
Beginning Reserve Account Balance                                                             0.00

Beginning Period Invested Amount                                    4,591,028,711.69

Ending Period Invested Amount                                       4,782,215,757.93
                                                Class A               Class B               Class C             Total Series
Monthly Master Note Trust Activities     Note                           Note                  Note                  Note
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Initial Invested Amount                        600,000,000.00          80,921,000.00      108,553,000.00        789,474,000.00

Beginning Period Invested Amount               200,000,000.00          26,973,666.67      108,553,000.00        335,526,666.67
Principal Deposit to PFA on D.D.                50,000,000.00           6,743,416.67                       -     56,743,416.67
Principal Funding Acct (PFA) Balance           450,000,000.00          60,690,750.00                       -    510,690,750.00

Note Principal Balance Increase                          0.00                   0.00          0.00                  0.00
Note Principal Balance Decrease                          0.00                   0.00          0.00                  0.00

Reductions in Invested Amount this Period
 (Other than by Principal Payments)                      0.00                   0.00          0.00                  0.00
Previous Reductions in Invested Amount
  Reimbursed this Period                                 0.00                   0.00          0.00                  0.00

Ending Special Funding Accnt Balance
Ending Spread Account Balance
Ending Reserve Account Balance

Ending Period Invested Amount                  150,000,000.00          20,230,250.00     108,553,000.00        278,783,250.00

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Group I Information                                                Series 2000-2
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beginning Invested Amount                                             335,526,666.67
Average Rate                                                                   1.65%
Allocable Finance Charge Collections                                    6,417,150.45
Allocable Principal Collections                                        66,744,775.96
Allocable Default Amount Due                                            3,473,973.64
Allocable Monthly Interest Due                                            445,183.97
Monthly Interest on PFA Balance                                           528,780.93
Allocable Monthly Servicing Fees Due                                      559,211.11
Ending Invested Amount                                                278,783,250.00

-----------------------------------------
-----------------------------------------
Payout Event Tests
-----------------------------------------
-----------------------------------------

Base Rate Trigger
3 Month Average Portfolio Yield                                        10.18%
3 Month Average Base Rate                                              3.61%
Spread                                                                 6.57%
Trigger Pass Test: If Spread is >0, "Yes"                               Yes
Transferor's Interest Trigger
Required Transferor Interest                                                             354,269,930.56
Transferor Interest                                                                     4,782,215,757.93
Trigger Pass Test                                                                             Yes

           ASSOCIATES CREDIT CARD MASTER NOTE TRUST
             Series 2000-2

     Pursuant to the Master Indenture dated as of April 1, 2000 (as amended and supplemented, the "Master Indenture"), between Associates Credit Card Master Note Trust (the "Trust) and the Bank of New York, as indenture trustee (the Indenture Trustee), as supplemented by the Series 2000-2 Indenture Supplement, dated as of June 13, 2000 (the "Indenture Supplement"), between the Trust and the Indenture Trustee, Citibank (South Dakota), National Association("CBSD"), as Servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of April 1, 2000 (the "Transfer and Servicing Agreement") between Citibank (South Dakota) National Association, as Transferor & Servicer, and the Trust, is required to prepare certain information each month regarding current distributions to the Series 2000-2 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 17, 2003, and with respect to the performance of the Trust during the month of May is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

Current Transaction Period:                                                            Amortization Period
Any Cash Flow Shortfalls this Period                                                           No
Any Cash Flow Shortfalls from Previous Period                                                  No
Payout Event this Period:                                                                      No
Group I Participants:                                                                    Series 2000-2

MASTER NOTE TRUST RECEIVABLES

YIELD AND BASE RATE --
                                          May: (31 posting days)

                                                                       Yield                Defaults               Total
Portfolio Yield (Current Month)                                               22.21%         12.02%                10.19%
Portfolio Yield (Prior Month)                                                 20.99%         12.17%                8.82%
Portfolio Yield (Two Months Ago)                                              23.61%         12.07%                11.54%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                                10.18%
                                                                                                            ---------------------
                                                                                                            ---------------------

                                                                     Servicing               Coupon                Total
Base Rate (Current Month)                                              2.00%                 1.65%                 3.65%
Base Rate (Prior Month)                                                2.00%                 1.62%                 3.62%
Base Rate (Two Months Ago)                                             2.00%                 1.56%                 3.56%

THREE MONTH AVERAGE BASE RATE                                                                                      3.61%
                                                                                                            ---------------------
                                                                                                            ---------------------

Beginning Period Principal Receivables                                                  5,135,567,599.77
Beginning Period Finance Charge Receivables                                              180,053,624.01
Beginning Period Discounted Receivables                                                       0.00
Beginning Period Total Receivables                                                      5,315,621,223.78

Removed Principal Receivables                                                                 0.00
Removed Finance Charge Receivables                                                            0.00
Removed Total Receivables                                                                     0.00
Discounted Receivables Generated this Period                                                  0.00
Additional Principal Receivables                                                              0.00
Additional Finance Charge Receivables                                                         0.00
Additional Total Receivables                                                                  0.00

Total Principal Collections this Period                                                  434,178,084.23
Total Defaulted Principal Receivables this Period                                        53,172,603.68
Total Receivables Adjustments this Period                                                16,311,102.76
Total Finance Charge Collections this Period                                             98,220,836.63
Total Discounted Receivables this Period                                                      0.00

Ending Period Principal Receivables                                                     5,060,999,007.93
Ending Period Finance Charge Receivables                                                 170,625,839.53
Ending Period Discounted Receivables                                                          0.00
Ending Period Total Receivables                                                         5,231,624,847.46

DELINQUENCY INFORMATION
End of the Month Principal Delinquencies:
                                         31-60 Days Delinquent                           95,046,970.57
                                         61-90 Days Delinquent                           69,930,467.70
                                         91+ Days Delinquent                             149,636,880.14
                                                                                      ---------------------
                                                                                      ---------------------

                                         Total 31+ Days Delinquent                       314,614,318.41
                                                                                      ---------------------
                                                                                      ---------------------

ASSOCIATES CREDIT CARD MASTER NOTE TRUST
CASH FLOW ALLOCATIONS
SERIES 2000-2

Floating Investor Percentage                    6.5334%         Floating Allocation Percentage                    28.9283%
Fixed Investor Percentage                       6.5334%         Series Allocation Percetage                       22.5848%
                                                                Principal Allocation Percentage                   68.0665%

FINANCE CHARGE ALLOCATIONS                                                                                         Total
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Finance Charge Collections                                                   98,220,836.63
Investor Percentage                                                                         6.5334%
Investor Finance Charge Collections                                                       6,417,150.45          6,417,150.45
Excess Finance Charge Collections allocated to Series                                         0.00                  0.00
Available Finance Charge Collections                                                      6,417,150.45          6,417,150.45

CASH FLOW ALLOCATIONS

Class A Distributions
                                      (1)Class A Monthly Interest                                                228,375.00
                                      (2)Class A Monthly Interest Previously Due                                    0.00
                                      (3)Class A Monthly Additional Interest                                        0.00
                                      (4)Class A Monthly Additional Interest Previously Due                         0.00
                                         Total Class A Monthly Interest                                          228,375.00

Class B Distributions
                                      (5)Class B Monthly Interest                                                36,015.46
                                      (6)Class B Monthly Interest Previously Due                                    0.00
                                      (7)Class B Monthly Additional Interest                                        0.00
                                      (8)Class B Monthly Additional Interest Previously Due                         0.00
                                         Total Class B Monthly Interest                                          36,015.46

                                      (9)Total Monthly Servicing Fee for Series                                  559,211.11
                                     (10)Total Servicing Fee for Series Previously Due                              0.00

                                     (11)Class A Prepayable Increase Amount Interest                                0.00
                                     (12)Class B Prepayable Increase Amount Interest                                0.00
                                     (13)Investor Default Amount                                                3,473,973.64
                                     (14)Investor Charge-Offs                                                       0.00
                                     (15)Reallocated Principal Collections Previously Due                           0.00

Class C Distributions
                                     (16)Class C Monthly Interest                                                180,793.51

                                     (21)Funds Required per Note Agreement under
                                           Sections 2.07, 2.08 & 2.09                                               0.00
                                     (22)Funds Required per Note Agreement under
                                           Sections 2.04 (e) & 7.01                                                 0.00

Spread Account Distributions
                                     (23)Class C Spread Account Required Deposit                                    0.00

TOTAL EXCESS SPREAD ELIGIBLE FOR OTHER
                                         SERIES' ALLOCATIONS                                                    1,938,781.72

EXCESS SPREAD ALLOCATED TO OTHER SERIES'                                                                            0.00

EXCESS SPREAD RELEASED TO TRANSFEROR                                                                            1,938,781.72

PRINCIPAL ALLOCATIONS
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Principal Collections                                  434,178,084.23
Series Allocation Percentage                                          22.5848%
Principal Allocation Percentage                                       68.0665%
Investor Principal Collections - Series Level                      66,744,775.96
Total Investor Principal Collections - Series Level                66,744,775.96
                                                Class A               Class B               Class C                Total
                                          ---------------------------------------------------------------------------------------
                                          ---------------------------------------------------------------------------------------
Class Prin Percentages(A & B)                   88.12%                 11.88%                0.00%                    100.00000%
Class Principal Collections                   58,812,792.64            7,931,983.32          0.00%                 66,744,775.96
Class Prin Bal at end of Rev Prd             600,000,000.00          80,921,000.00        108,553,000.00             789,474,000
Monthly Deposit to PFA.                       50,000,000.00            6,743,416.67                                56,743,416.67
Shared Prin Collect for Oth Series              8,812,792.64           1,188,566.66                        -          10,001,359
Prin Pmt for Class C from Oth Series                           -                     -                     -                   0
Net (User)/Provider of Prin Collect             8,812,792.64           1,188,566.66                        -       10,001,359.29
Monthly Principal Payment to PFA              50,000,000.00            6,743,416.67                        -       56,743,416.67
Bullet Prin Payment at Maturity                                -                     -                     -                0.00
Total Distribution:Interest + Prin                228,375.00              36,015.46            180,793.51             445,183.97

ASSOCIATES CREDIT CARD MASTER NOTE TRUST

Group 1                                       Coupon Rate             Balance          Interest Payments
                                          --------------------  --------------------- ---------------------
                                          --------------------  --------------------- ---------------------
Series 2000-2, Class A                           1.42%            $ 200,000,000.00        $ 228,375.00                        0
Series 2000-2, Class B                           1.66%             $ 26,973,666.67         $ 36,015.46                       46
Series 2000-2, Class C                           2.07%            $ 108,553,000.00        $ 180,793.51                        1

                                             Series 2000-2
                                          ---------------------------------------------------------------------------------------
                                          ---------------------------------------------------------------------------------------
                                                Class A               Class B               Class C                Total
                                          --------------------  --------------------- --------------------- ---------------------
                                          --------------------  --------------------- --------------------- ---------------------
Prin Distr Reqd Amount @ Maturity                 $ -                    $ -                  $ -                        $-
Int Dist Reqd From Master Trust               $ 228,375.00           $ 36,015.46         $ 180,793.51            $ 445,183.97
PFA Int Shortfall Funded by CBSD              $ 92,434.61            $ 22,896.32              $ -                $ 115,330.93
PFA Int Funded by CP                          $ 364,315.39           $ 49,134.61              $ -                $ 413,450.00
Principal Deposit to PFA                    $ 50,000,000.00        $ 6,743,416.6              $ -               $ 56,743,416.67
Servicing Fee                                                                           $ 559,211.11              $ 559,211.11
                                          -------------------  --------------------- --------------------- ---------------------
                                          -------------------  --------------------- --------------------- ---------------------
Total                                       $ 50,685,125.00        $ 6,851,463.06         $ 740,004.62         $ 58,276,592.682
                                          ====================  ===================== ===================== =====================
                                          ====================  ===================== ===================== =====================

Total Cpn Dist to Class A +B+C                $ 685,125.00          $ 108,046.39         $ 180,793.51         $ 973,964.90
Total Cpn Dist to Class A + B                                                                                   $ 793,171.39